UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2015

NorthStar Real Estate Income II, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-55189 (Commission File Number)	90-0916682 (I.R.S. Employer Identification No.)

399 Park Avenue, 18th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 547-2600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On February 20, 2015, NorthStar Real Estate Income II, Inc. (“NorthStar Income II”) entered into a selected dealer agreement (the "Selected Dealer Agreement") with Ameriprise Financial Services, Inc. ("Ameriprise"), NorthStar Asset Management Group Inc. (the "Sponsor"), NSAM J-NSII Ltd (the "Advisor"), and NorthStar Realty Securities, LLC (the "Dealer Manager"), pursuant to which Ameriprise will act as a selected dealer and will offer and sell, on a best efforts basis, shares of NorthStar Income II’s common stock (the “Shares”) pursuant to NorthStar Income II’s initial public offering (the “Offering”). The Offering consists of $1,500,000,000 in shares, which are being offered in the primary offering (the “Primary Offering”), and $150,000,000 in shares, which are being offered pursuant to NorthStar Income II’s distribution reinvestment plan (the “DRP”).

Pursuant to the terms of the Selected Dealer Agreement, Ameriprise generally will be: (i) paid a selling commission of up to 7.0% of the price of each Share (excluding Shares sold pursuant to the DRP) sold by Ameriprise; provided, however, that such selling commission shall be reduced with respect to sales to certain categories of purchasers, as described in the Selected Dealer Agreement and the prospectus for the Offering; (ii) reallowed by the Dealer Manager from the dealer manager fee a marketing support fee of up to 1.5% of the full price of each Share (excluding Shares sold pursuant to the DRP) sold by Ameriprise; (iii) reimbursed for its out-of-pocket expenses actually incurred and directly related to the Primary Offering consistent with the language in the prospectus for the Offering and the regulations of the Financial Industry Regulatory Authority, Inc. (“FINRA”); and (iv) subject to applicable FINRA limitations, paid for mutually agreed upon technology costs associated with the Primary Offering, related costs and expenses and other costs and expenses related to the facilitation of the marketing of the Shares and the ownership of Shares by Ameriprise’s customers, including fees to attend conferences.

In connection with the Selected Dealer Agreement, NorthStar Income II will adopt and disclose a valuation policy no later than April 15, 2015, and disclose an estimated net asset value per share based upon a valuation conducted by an independent valuation firm no later than November 13, 2015.

Subject to certain limitations set forth in the Selected Dealer Agreement, NorthStar Income II, the Dealer Manager, the Advisor and the Sponsor, jointly and severally, agreed to indemnify, defend and hold harmless Ameriprise and each person, if any, who controls Ameriprise within the meaning of the Securities Act of 1933, as amended, against losses, liability, claims, damages and expenses caused by certain untrue or alleged untrue statements, or omissions or alleged omissions of material fact made in connection with the Offering or in certain filings with the Securities and Exchange Commission and certain other public statements, or the breach by NorthStar Income II, the Dealer Manager, the Advisor or the Sponsor or any employee or agent acting on their behalf, of any of the representations, warranties, covenants, terms and conditions of the Selected Dealer Agreement. In addition, we have agreed to reimburse the Sponsor and the Advisor for any amounts they are required to pay with respect to certain indemnification obligations to Ameriprise that they may incur concerning these matters.

The information set forth above with respect to the Selected Dealer Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, reference to the full text of the Selected Dealer Agreement, filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
10.1
Selected Dealer Agreement, dated as of February 20, 2015, by and among NorthStar Real Estate Income II, Inc., Ameriprise Financial Services, Inc., NorthStar Asset Management Group Inc., NSAM J-NSII Ltd, and NorthStar Realty Securities, LLC.

Safe Harbor Statement

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “will,” “may,” “plans,” “intends” or other similar words or expressions. These statements are based on NorthStar Income II’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward looking statements; NorthStar Income II can give no assurance that its expectations will be attained. Forward-looking statements are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying any forward-looking statements will not materialize or will vary significantly from actual results. Variations of assumptions and results may be material. Factors that could cause actual results to differ materially from NorthStar Income II’s expectations include, but are not limited to, the ability of Ameriprise to sell shares of NorthStar Income II's common stock, the timing of the determination of NorthStar Income II's estimated net asset value per share and the amount of such value relative to the Offering price, the assumptions used to estimate the valuation of NorthStar Income II's common stock, the impact of any losses from NorthStar Income II's investments on cash flow and returns, changes in economic conditions generally and the real estate and debt markets specifically, availability of capital, the ability to achieve targeted returns, changes to generally accepted accounting principles, policies and rules applicable to REITs and the factors specified in in Part I, Item 1A of NorthStar Income II’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, as well as in NorthStar Income II’s other filings with the Securities and Exchange Commission. The foregoing list of factors is not exhaustive. All forward-looking statements included in this Current Report on Form 8-K are based upon information available to NorthStar Income II on the date of this report and NorthStar Income II is under no duty to update any of the forward-looking statements after the date of this report to conform these statements to actual results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar Real Estate Income II, Inc.

Date: February 26, 2015	By:	/s/ Ronald J. Lieberman
Ronald J. Lieberman
Executive Vice President, General Counsel and Secretary

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